Exhibit 99.1
COVANTA ANNOUNCES EXPIRATION OF CONSENT PAYMENT DEADLINE, RECEIPT OF
REQUISITE CONSENTS AND PRICING OF TENDER OFFERS
Successful Consent Solicitations relating to the Outstanding 8 1/2% Senior Secured Notes due 2010 issued by MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
7 3/8% Senior Secured Notes due 2010 issued by MSW Energy Holdings II LLC and MSW
Finance Co. II, Inc. and 6.26% Senior Notes due 2015 issued by Covanta ARC LLC
Fairfield, New Jersey (February 5, 2007) — Covanta Holding Corporation (“Covanta”) (NYSE:CVA) announced today, in connection with its previously amended tender offers (the “Tender Offers”) and consent solicitations (the “Solicitations”), that as of 5:00 p.m., New York City time, it has received the requisite consents from the holders of (a) the outstanding 8 1/2% Senior Secured Notes due 2010 (the “MSW I Notes”) issued by MSW Energy Holdings LLC (“MSW Holdings I”) and its wholly owned subsidiary, MSW Energy Finance Co., Inc. (“MSW Finance I” and, together with MSW Holdings I, “MSW I”); (b) the outstanding 7 3/8% Senior Secured Notes due 2010 (the “MSW II Notes”) issued by MSW Energy Holdings II LLC (“MSW Holdings II”) and its wholly owned subsidiary, MSW Energy Finance Co. II, Inc. (“MSW Finance II” and, together with MSW Holdings II, “MSW II”); and (c) the outstanding 6.26% Senior Notes due 2015 (the “ARC Notes” and, together with the MSW I Notes and the MSW II Notes, the “Notes”) of Covanta ARC LLC (“ARC LLC” and, together with MSW I and MSW II, the “Issuers” and each, an “Issuer”) to amend the applicable indentures governing the Notes. Covanta also has determined the price to be paid in connection with the Tender Offers and the Solicitations for each of the Notes.
The Solicitations for each of the Notes expired today at 5:00 p.m., New York City time (the “Consent Payment Deadline”). At that time, Covanta had received tenders and consents from holders of 97.11% of the outstanding MSW I Notes, 99.67% of the outstanding MSW II Notes and 99.24% of the outstanding ARC Notes, in each case constituting the requisite consents to amend the applicable indentures governing each of the Notes to eliminate substantially all of the restrictive covenants and certain event of default provisions. Each of the Issuers has entered into a supplemental indenture with the respective trustee for the applicable Notes. The supplemental indentures will become operative on acceptance of the Notes for purchase.
The “Total Consideration” to be paid for each Note validly tendered and accepted for payment by the Consent Payment Date, will be equal to (1) $1,096.46 for each $1,000 principal amount of the MSW I Notes, (2) $1,079.92 for each $1,000 principal amount of the MSW II Notes and (3) $729.82 for each $1,000 original principal amount of the ARC Notes.
The Total Consideration for the MSW I Notes was determined by the sum of (a) the price of the MSW I Notes using standard market practice to the target redemption date of September 1, 2007 at a fixed spread of 50 basis points over the bid-side yield on the 4% U.S. Treasury Note due August 31, 2007, at 2:00 p.m., New York City time, on February 5, 2007, minus accrued but unpaid interest to, but not including, the date of purchase plus (b) the amount of accrued but unpaid interest thereon to but not including the date of purchase.

The Total Consideration for the MSW II Notes was determined by the sum of (a) the price of the MSW II Notes using standard market practice to the target redemption date of September 1, 2007 at a fixed spread of 50 basis points over the bid-side yield on the 4% U.S. Treasury Note due August 31, 2007, at 2:00 p.m., New York City time, on February 5, 2007, minus accrued but unpaid interest to, but not including, the date of purchase plus (b) the amount of accrued but unpaid interest thereon to but not including the date of purchase.
The Total Consideration for the ARC Notes was determined by the sum of (a) the price of the ARC Notes using standard market practice based on the present value of all remaining principal and interest payments discounted at a fixed spread of 50 basis points over the bid-side yield on the 4 5/8% U.S. Treasury Note due December 31, 2011, at 2:00 p.m., New York City time, on February 5, 2007, minus accrued but unpaid interest to, but not including, the date of purchase plus (b) the amount of accrued but unpaid interest thereon to but not including the date of purchase.
The Total Consideration for each Note so tendered includes a consent payment of $30 for each $1,000 principal amount of the MSW I and MSW II Notes and $1,000 original principal amount of the ARC Notes (the “Consent Payment”). Holders whose valid tenders are received after the Consent Payment Deadline, but on or prior to 5:00 p.m., New York City time, on February 21, 2007 (the “Expiration Date”), will receive the Tender Offer Consideration (as defined below) but will not be entitled to receive the Consent Payment. The “Tender Offer Consideration” is the Total Consideration less the Consent Payment.
Covanta’s obligation to accept for purchase and to pay for the Notes validly tendered and consents validly delivered, and not validly withdrawn or revoked, pursuant to the Tender Offers is subject to and conditioned upon the satisfaction of or, where applicable, Covanta’s waiver of, certain conditions including the receipt of proceeds sufficient to finance the Tender Offers and related Solicitations from Covanta’s proposed new financings that were separately announced on January 19, 2007, consisting of offerings of common stock and convertible debentures (both of which have successfully closed) and new senior secured first lien credit facilities of Covanta’s wholly owned subsidiary, Covanta Energy Corporation, which proceeds, together with cash on hand, are sufficient to fund the tender offers. The Tender Offers are also subject to customary closing conditions. If any of the conditions are not satisfied, Covanta is not obligated to accept for payment, purchase or pay for, or may delay the acceptance for payment of, any tendered Notes, and may terminate the Tender Offers. Full details of the terms and conditions of the Tender Offers are described in more detail in the Offer to Purchase and Consent Solicitation Statement dated January 23, 2007, as supplemented by the Supplement thereto dated January 31, 2007 (as supplemented, the “Offer to Purchase”).
Lehman Brothers Inc. is acting as exclusive dealer manager and solicitation agent for each of the Tender Offers and related Solicitations. The information agent and tender agent for each of the tender offers is D.F. King & Co., Inc. Questions regarding the Tender Offers and related Solicitations of consents may be directed to Lehman Brothers Inc., telephone number (800) 438-3242 (toll free) and (212) 528-7581 (call collect). Requests for copies of the Offer to Purchase and related documents may be directed to D.F. King & Co., Inc., telephone number (800) 758-5378 (toll free) and (212) 269-5550 (banks and brokerage firms). Detailed contact information for D.F. King & Co., Inc. is also provided in the Offer to Purchase.
This announcement is not an offer to purchase, a solicitation of an offer to sell, or a solicitation of consents with respect to the Notes nor is this announcement an offer to sell or solicitation of an offer to purchase new securities. The tender offers and related solicitations of consents are made solely by means of Covanta’s Offer to Purchase and related Letter of Transmittal and Consent.
Covanta Holding Corporation is a New York Stock Exchange listed company engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Covanta’s subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of energy-from-waste and power generation projects.
About the Issuers
ARC LLC owns partnerships that develop, own and operate energy-from-waste facilities, which combust municipal solid waste and produce energy in the form of electricity and steam. Through such partnerships, ARC LLC owns or controls six energy-from-waste facilities located in the northeastern United States (the “ARC operating facilities”). The subsidiaries of ARC LLC that operate the ARC operating facilities derive revenues principally from disposal or tipping fees received for accepting waste and from the sale of electricity and steam produced by the ARC operating facilities.
Each of MSW Holdings I and MSW Holdings II hold indirectly a 50% interest in ARC LLC. MSW Finance I and MSW Finance II were each formed in 2003 solely for the purpose of serving as a co-issuers of the MSW I Notes and the MSW II Notes, respectively, in order to facilitate the offering of the MSW I Notes and the MSW II Notes. Other than serving as a co-issuers of the MSW I Notes and MSW II Notes, neither MSW Finance I nor MSW Finance II have any operations or assets and do not have any revenues.
Contact:

Gavin Bell
Phone: 973-882-7107
Email: gbell@covantaholding.com
Cautionary Note Regarding Forward Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical facts are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” “proposed”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta and the Issuers caution investors that any forward-looking statements made by Covanta or the Issuers are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to, those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2005, its Quarterly Report on Form 10-Q for the period ended September 30, 2006, and in other securities filings by Covanta or its subsidiaries and with respect to the Issuers, include but are not limited to those factors, risks and uncertainties that are described in Item 1A “Risk Factors” of MSW I and MSW II’s respective Annual Reports on Form 10-K for the year ended December 31, 2005 and of the MSW I and MSW II joint Quarterly Report on Form 10-Q for the period ended September 30, 2006, and in other securities filings by MSW I and MSW II.
Although Covanta and the Issuers believe that their plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of forward-looking statements. Covanta’s and the Issuers’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this prospectus supplement and related prospectus and registration statement are made only as of the date hereof and neither Covanta nor the Issuers have any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.